                                                                    Exhibit 99.9

WHEN TYPESET, THIS WILL BE A TWO PAGE FORM, SECOND PAGE BEGINS WITH SECTION B

             METROPOLITAN FINANCIAL CORP. PUBLIC OFFERING ORDER FORM

THE TERMS AND CONDITIONS OF THE PUBLIC OFFERING ARE SET FORTH IN THE METROPOLITAN FINANCIAL CORP. PROSPECTUS DATED ________ 2002, AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT.

     EXPIRATION DATE OF THE PUBLIC OFFERING:__________, 2002, OR SUCH OTHER
                          DATE AS MAY BE ESTABLISHED.

                     PRICE: $___ PER SHARE OF COMMON STOCK



                         NAME/ADDRESS LABEL PLACED HERE







SECTION A. SUBSCRIPTION

Subscribers are responsible for good delivery of completed and executed Order Forms, along with full payment for the shares subscribed. If sent by mail, it is recommended that Order Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure receipt by the Subscription Agent prior to 5:00 p.m. on the Expiration Date. Subscriptions may not be revoked.


TO: Subscription Agent                 Expected Expiration Date: _____, 2002
    Fifth Third Bank

BY MAIL OR OVERNIGHT COURIER:
38 Fountain Square Plaza
MD 10AT66,
Cincinnati, OH 45263
Attn: Corporate Trust Services

BY HAND:
580 Walnut Street
4th Floor
Cincinnati, OH 45263


The undersigned hereby irrevocably subscribes for the number of whole shares of common stock indicated below upon the terms and conditions specified in the Prospectus, receipt of which is acknowledged.

                        SHARES ORDERED (MINIMUM OF _____)
Number of Shares Requested:     ________________
                                (___ share minimum)
X

Price:                          $_____ per share

Total Payment Due:              $
                                =================

                               METHOD OF PAYMENT

NOTE:  Cash and personal checks are not valid payment.

          Certified check, cashier's check or bank draft drawn upon a U.S. bank or a postal, telegraphic or express money order payable in U.S. dollars, payable to "Georgeson Shareholder Communications Inc., as Subscription Agent".


If the undersigned has not specified the number of shares of common stock being subscribed for or does not forward full payment of the Total Payment Due for the number of shares of common stock that the undersigned indicates are being ordered, such person will be deemed to have subscribed for the maximum whole number of shares that may be purchased with the payment delivered. If the payment forwarded to the Subscription Agent is greater than the amount owed for the number of shares of common stock indicated, the undersigned will be deemed to have ordered the maximum number of shares of common stock purchasable with the payment delivered. Metropolitan Financial Corp. reserves the right to accept or reject, in whole or in part, orders in the public offering. Metropolitan Financial Corp. intends to accept all subscriptions in the concurrent rights offering before accepting orders in the public offering. If the number of shares of common stock subscribed for in the public offering exceeds the number available for sale in the public offering, shares will be allocated among the public offering subscribers in the proportion that the number of shares ordered by a subscriber bears to the total number of shares ordered by all public offering subscribers. If, for whatever reason, the full payment submitted is not applied to the purchase of shares of common stock, the undersigned will be refunded the amount of any overpayment, sent via mail, without interest, as soon as practicable after the Expiration Date.


SECTION B. REGISTRATION

Please register common stock being purchased as follows (the stock certificate which will be delivered to the address listed below):

    1.   INDIVIDUAL(S) (CHECK ONE):

    [ ]  Individual
    [ ] Tenants-in-Common (all parties must sign; each investor has an undivided interest)
    [ ] Joint Tenants with Right of Survivorship (all parties must sign; joint ownership)
    [ ]  Other (please describe )
                                  --------------------------------------




     -----------------------------------   ---------------------------------
     Investor No. 1 (print name above)     Investor No. 2 (print name above)

     -----------------------------------
     Street (residence address)


     -----------------------------------
     City          State         Zip


     -----------------------------------
     Home telephone (important)

     ----------------------------------      ----------------------------------
     Social Security Number                   Social Security Number
     (this number will be affiliated
     with the stock certificate

     The undersigned affirm(s) under penalty of perjury that (A) the foregoing information is true, and that (B) I am/we are not subject to backup withholding.(1)

     NOTE: Only one signature is required.

     -----------------------------------   ---------------------------------
     Signature Investor No. 1              Signature Investor No. 2


     -----------------------------------   ---------------------------------
     Date                                  Date


2.   ENTITY (CHECK ONE)

     [ ]  Corporation (authorized agent of corporation must sign)
     [ ]  Existing Partnership (at least one partner must sign)


     -----------------------------------   ---------------------------------
     Name of corporation or partnership    Authorized agent (print name above)


     -----------------------------------   ---------------------------------
     Street                                Title of Authorized Agent


     -----------------------------------   ---------------------------------
     City        State         Zip         Telephone (important)

                                           ---------------------------------
                                           Federal tax identification number


     The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) the entity is not subject to backup withholding.(1)


     -----------------------------------    ---------------------------------
     Signature of Authorized Agent/Partner  Date


3.   TRUST (ALL TRUSTEES MUST SIGN)



     -----------------------------------   ---------------------------------
     Trustee (print name above)            Trust (print name above)


     -----------------------------------   ---------------------------------
     Co-Trustee (print name above)         Date of Trust Agreement

     -----------------------------------   ---------------------------------
     Street                                Social Security/Fed. I.D. No.


     -----------------------------------   ---------------------------------
     City        State         Zip         Telephone (important)

     The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) the trust is not subject to backup withholding.(1)




     -----------------------------------   ---------------------------------
     Trustee Signature                     Date


     -----------------------------------   ---------------------------------
     Co-Trustee Signature                  Date


----------
(1) Instruction: Cross out (B) if you have been notified by the Internal Revenue Service that you are subject to backup withholding.





                                   QUESTIONS?
 Contact the SUBSCRIPTION Agent with questions about completing and delivering this Order Form and payment for shares. Contact the INFORMATION AGENT with questions about Metropolitan Financial Corp. or the public offering.
                             THE SUBSCRIPTION AGENT:

                                Fifth Third Bank
     Toll free (800) 837-2755, Monday through Friday, 8:00 a.m. to 5:00 p.m.

                                  Eastern Time
                             THE INFORMATION AGENT:
                              Ryan, Beck & Co., LLC
 Toll free (888) 604-7226, Monday through Friday, 9:00 a.m. to 1:00 p.m.
                                  Eastern Time



                   REMEMBER TO KEEP A COPY OF YOUR ORDER FORM